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                                                                  EXHIBIT 10.3

             AMENDED SCHEDULE OF MORTGAGES AND SECURITY AGREEMENTS,
           SECURED PROMISSORY NOTES, AND GUARANTIES ("LOAN DOCUMENTS")
       WHICH ARE SUBSTANTIALLY IN THE FORM OF KEY CORPORATE CAPITAL, INC.
      LOAN DOCUMENTS ATTACHED AS EXHIBITS 10.116, 10.117 AND 10.118 TO THE
              REGISTRANT'S FORM 10-K FOR THE PERIOD ENDING 12/31/99



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

             MORTGAGOR                      FACILITY NAME               LOCATION                MORTGAGE       DATE OF
             ---------                      -------------               --------                --------       -------
                                                                                                AMOUNT         MORTGAGE
                                                                                                ------         --------

  Ithaca Bundy Road, LLC          Alterra Clare Bridge Cottage of       101 Bundy Road          $3,325,800     3/17/99
                                  Ithaca                                Ithaca, NY
                                                                        14850-9252

  Ithaca Trumansburg Road, LLC    Alterra Sterling House of Ithaca      103 Bundy Road          $2,862,608     3/17/99
                                                                        Ithaca, NY
                                                                        14850-9252

  Niagara Nash Road, LLC          Alterra Sterling House of Niagara     6751 Nash Road          $3,420,000     10/20/99
                                                                        North Tonawanda, NY
                                                                        14120

  Niagara SC Wheatfield, LLC      Alterra Clare Bridge Cottage of       6741 Nash Road          $3,367,010     10/20/99
                                  Niagara                               North Tonawanda, NY
                                                                        14120

  Clinton Brookside Drive, LLC    Alterra Clare Bridge Cottage of       115 Brookside Drive     $3,300,000     1/14/00
                                  Clinton                               Clinton, NY  13323

  Glastonbury Fairway Crossing,   Alterra Clare Bridge of               1824 Manchester Road    $5,447,129     4/21/00
  LLC                             Glastonbury                           Glastonbury, CT

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